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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) November 17, 2003
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                                   AMARU, INC.
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             (exact name of registrant as specified in its charter)

                                   Nevada
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                 (State or other jurisdiction of incorporation)

      000-32695                                            88-0490089
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Commission File Number                        IRS Employer Identification Number

           610 Newport Center Dr., Suite 1400, Newport Beach, CA 92660
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (949) 760-6832
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ITEM 4.     CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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As of November 17, 2003, the Board of Directors of the Company accepted the resignation of William D.Lindberg, CPA, as the Company's auditor for reasons unrelated to the Company.

The audit reports provided by the Company's auditor, William D. Lindberg, CPA, for the fiscal years ended December 31, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion nor was any report modified as to uncertainty, audit scope or accounting principles. During the Company's fiscal years 2000-2001, and during the interim period from January 1, 2002 through the date November 17, 2003, there have been no past disagreements between the Company and William D. Lindberg, CPA, on any matter of accounting principles or practices, financial statement disclosure or auditing, scope or procedure.

As of November 17, 2003, the Board of Directors approved the appointment of Mendoza Berger & Company, LLP of Irvine, California as its new auditors.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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            (c)   Exhibits

                  16.  Letter from William D. Lindberg, CPA to the SEC.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 17, 2003                      AMARU, INC.

                                              By:  /s/ Sahra Partida
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                                                  Sahra Partida
                                                  President